Exhibit 10.7

Contract Number:

TECHNOLOGY TRANSFER

(TECHNICAL SECRECT) CONTRACT

Project Name: ______________________________

Party A: ______________________________

Party B: ______________________________

Signed on: ______________________________

Signed at: ______________________________

Term of Validity: ______________________________

Printed by the Ministry of Science and Technology of the People’s Republic of China

Instructions of Filling this Contract

I. The Contract is used by contractual parties by reference to the technology development (entrustment) model contract printed by Ministry of Science and Technology of the People’s Republic of China, and the technology contracts recommended by various recognized technology contract registration institutions.

II. The Contract is applicable to the technology development contracts in which one party entrusts the other party to research and develop new technologies, new products, new crafts or new materials and its systems.

III. Any matter not covered by the Contract may be agreed by parties concerned on an attached sheet, which constitutes an inseparable part of the Contract.

IV. As for the terms and conditions which are not needed to be filled in this Contract agreed upon by the parties, they should be indicated with the word such as N.A.

TECHNOLOGY TRANSFER

(TECHNICAL SECRECT) CONTRACT

Transferee (Party A):_____________________________

Address:______________________________________

Legal Representative:____________________________

Project Contact Person:___________________________

Contact Information :_____________________________

Mailing Address: _______________________________

Tel: _______________ Fax Number:_________________

Email:________________________________________

Transferer (Party B):_____________________________

Address:______________________________________

Legal Representative:____________________________

Project Contact Person:___________________________

Contact Information :_____________________________

Mailing Address:________________________________

Tel: _______________ Fax Number:_________________

Email:________________________________________

WHEREAS, Party B intends to transfer to Party A _______ (the right of use/ transferable right) of the technical secret of the project of __________________________________, and Party A shall obtain the transfer and pay the fund.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in accordance with the provisions of the Contract Law of the People’s Republic of China, both parties agree as follows:

Article 1 The content of the technical secret transferred by Party B to Party A is as follows:

1. The Content of the Technical Secret: _______________________________________

_____________________________________________________________________

_____________________________________________________________________

_____________________________________________________________________.

2. Technical Indicators and Parameters: _______________________________________

_____________________________________________________________________

_____________________________________________________________________

_____________________________________________________________________.

3. Industrialization Development of the Technical Secret: __________________________

_____________________________________________________________________

_____________________________________________________________________

_____________________________________________________________________.

Article 2 Party B shall submit the following technical materials to Party A to ensure the transfer of the underlying technical secret:

1.____________________________________________________________________;

2.____________________________________________________________________;

3.____________________________________________________________________;

4.____________________________________________________________________.

Article 3 Party B agrees to submit technical documents according to the arrangement as follows:

1. Submission Time: ____________________________________________________;

2. Submission Location: _________________________________________________;

3. Submission Method: __________________________________________________.

Article 4 The conditions for Party B to implement or license this technical secret before the effectiveness of this Contract are as follows:

1. Party B’s Implementation of the Technical Secret (i.e., implementation time, location, method, and scale): ______________________________________________________

______________________________________________________________________.

2. Status (i.e., time, location, method, and scale) of Party B’s Transfer of the Technical Secret to Others: ________________________________________________________

________________________________________________________.

Article 5 Party A shall implement this technical secret in the following scope, method, and period:

1. Implementation Scope: _________________________________________________

______________________________________________________________________.

2. Implementation Method: ________________________________________________

______________________________________________________________________.

3. Implementation Period: _________________________________________________.

Article 6 Party B guarantees the practicality and reliability of this technical secret, and guarantees that this technical secret does not infringe on the legitimate rights of any third party. If a third party accuses Party A of infringing on technical secret and is awarded compensation by Party A, Party B shall _______________________________________

______________________________________________________________________.

Article 7 In performing the Contract, if the technical secret has already been disclosed by others (except for those disclosed through patent rights), one party shall notify the other party to terminate the Contract within _______ days. If the other party fails to notify within the time limit and causes losses to the other party, the other party shall be entitled to demand compensation as follows: _________________________________________

______________________________________________________________________.

Article 8 Both parties agree that the confidentiality obligations to be observed in the performance of this Contract are as follows:

Party A:

1. Confidential (including technical and business information): ____________________

____________________________________________________________________

____________________________________________________________________.

2. Scope of individuals involving confidential: _________________________________

______________________________________________________________________.

3. Term of confidentiality: ________________________________________________.

4. Liabilities for disclosure of confidential: ____________________________________

______________________________________________________________________.

Party B:

1. Confidential (including technical and business information): ____________________

____________________________________________________________________

________________________________________________________________________.

2. Scope of individuals involving confidential: _________________________________

______________________________________________________________________.

3. Term of confidentiality period: ___________________________________________.

4. Liabilities for disclosure of confidential: ____________________________________

______________________________________________________________________.

Article 9 During the validity period of this Contract, Party B shall be entitled to apply for a patent for this technical secret, and Party A shall be entitled to continue using it in accordance with this Contract.

Article 10 In order to ensure the effective implementation of this technical secret by Party A, Party B shall provide the following technical services and guidance to Party A:

1. Content of technical services and guidance: __________________________________

______________________________________________________________________.

2. Method of technical service and guidance: __________________________________

______________________________________________________________________.

Article 11 Party A shall pay the technical secret usage fund to Party B based on the following schedule:

1. The total amount of technical secret usage fund shall be ___________________________________________. Technical service and guidance funds shall be _____________.

2. The technical secret usage fund offered by Party A is paid by _________________ (lump sum / installments/ commission) to Party B.

The specific payment method and terms are as follows:

(1) ___________________________________________________________________

(2) ___________________________________________________________________

(3) ___________________________________________________________________

The bank of deposit, bank address and account number of Party B are as follows:

Bank of Deposit ________________________________________

Bank Address__________________________________________

Account number________________________________________

3. Both parties agree that if Party A pays Party B a licensing fee based on the benefits generated from implementing the technology secret, Party B has the right to inspect the relevant accounting records of Party A by _____________________________________

______________________________________________________________________.

Article 12 Both parties confirm that Party B authorizes Party A to implement the technical secret, provide technical services, and provide technical guidance in accordance with the following standards and methods for acceptance.

1.____________________________________________________________________;

2.____________________________________________________________________;

3.____________________________________________________________________.

Article 13 Party A shall implement the technical secret within ________ days upon the Effective Date of this Contract; Party A shall inform Party B with appropriate explanation and gain recognition from Party B in the event of failure to implement on schedule. Party B shall be entitled to ask Party A for liquidated damages or indemnification provided that Party A fails to implement the technical secret _________ days overdue.

Article 14 Both parties agree that during the performance of this Contract, neither party shall restrict the other party’s technological competition and development in the following ways.

1.____________________________________________________________________;

2.____________________________________________________________________;

3.____________________________________________________________________.

Article 15 Both parties confirm that

1. Party A shall not be entitled to use the technical secret transferred by Party B for subsequent improvement. The new technological achievements with substantive or creative technological progress characteristics resulting from this shall belong to ______ (Party A/ both parties). The distribution the relevant interest is as follows:

______________________________________________________________________

______________________________________________________________________.

2. Party B shall be entitled to make subsequent improvements to the technical secret transferred to Party A. The new technological achievements with substantive or creative technological progress characteristics resulting from this shall belong to ______ (Party A/ both parties). The distribution the relevant interest is as follows:

______________________________________________________________________

______________________________________________________________________.

Article 16 Any amendments to the Contract shall be negotiated and agreed by both parties and confirmed in written form. A party may submit a request to the other party to change the rights and obligations under the Contract, and the other party shall reply within _____ days in the event of any of the following situation. Failure of reply shall be deemed as consent.

1.____________________________________________________________________;

2.____________________________________________________________________;

3.____________________________________________________________________;

4.____________________________________________________________________.

Article 17 Both parties agree with the following liability for default.

1. Where Party _________violates Article _______ hereunder, Party _______ shall ________________________________________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

2. Where Party _________violates Article _______ hereunder, Party _______ shall ________________________________________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

3. Where Party _________violates Article _______ hereunder, Party _______ shall ________________________________________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

4. Where Party _________violates Article _______ hereunder, Party _______ shall ________________________________________________________ (by calculating the damages for breach of contract or by the amount of compensation for losses).

Article 18 As confirmed by both parties, within the validity of this Contract, Party A designates ___________ as Party A’s project contact person, and Party B designates ___________ as Party B’s project contact person. Project contact persons shall undertake the following responsibilities:

1.____________________________________________________________________

2.____________________________________________________________________

3.____________________________________________________________________

Where a party changes its contact, such party shall give a written notice to the other party on a timely basis. Where the performance of the Contract is affected, or losses are incurred due to the failure of timely notice, such party shall assume the liabilities thereon.

Article 19 The Parties recognize that one party may terminate the Contract by noticing the other party in the event of the followings:

1．Force majeure and technological risks;

2.____________________________________________________________________

3.____________________________________________________________________

Article 20 Any disputes incurred in connection with the performance of the Contract shall be resolved through mutual negotiation and coordination. Any dispute which cannot be resolved through mutual negotiation and coordination shall be handled in accordance with Point _____:

1. Submit to _____________ Arbitration Commission for arbitration;

2. Lodge a proceeding with the People’s Court.

Article 21 The Parties agree that the definitions and interpretations of the relevant terms and technical terms involved in this Contract and exhibits are as follows.

1.____________________________________________________________________

2.____________________________________________________________________

3.____________________________________________________________________

4.____________________________________________________________________

5.____________________________________________________________________

Article 22 The following technical documents related to the performance of this Contract shall not form an integral part of this Contract after confirmation by both parties.

1．Technical background information:______________________________________

2．Feasibility study report:______________________________________________

3．Technical evaluation report:___________________________________________

4．Technical standards and specifications:__________________________________

5．Original design and process documents:__________________________________

6．Miscellaneous:

Article 23 The Parties agree that other relevant matters of this Contract are_____________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________.

Article 24 This Contract is made in _________ original copies, with equal legal effect.

Article 25 The Contract shall be effective upon the signature and seal of the Parties.

Party A:______________________________________ (seal)
Legal representative/entrusted agent: (signature)
Date:

Party B:______________________________________ (seal)
Legal representative/entrusted agent: (signature)
Date:

Paste the tax receipt at:

_______________________________________________________________________________________

(This page is filled in by the Technology Contract Registration Organization)

Contract registration number:

1. Applicant for registration: ____________________________________________

2. Registration materials:

(1) ________________________________________________________________

(2) ________________________________________________________________

(3) ________________________________________________________________

3. Contract type: _____________________________________________________

4. Contract transaction amount: _________________________________________

5. Technical transaction volume: _________________________________________

Technology Contract Registration Organization (seal)

Processed by: ____________

Date: